UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 26, 2013

First BanCorp.
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	001-14793	66-0561882
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1519 Ponce de Leon Ave., PO Box 9146, San Juan, Puerto Rico		00908-0146
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-729-8041

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Extension of Expiration Date and Fixing of Exchange Ratio for the Preferred Stock Exchange Offer

On March 26, 2013, First BanCorp. (the "Corporation"), the bank holding company for FirstBank Puerto Rico ("FirstBank" or "the Bank"), issued a press release announcing that it extended the expiration date for its offer to issue shares of its common stock, par value $0.10 per share ("Common Stock"), in exchange (the "Exchange Offer") for any and all of the issued and outstanding shares of Non-Cumulative Perpetual Monthly Income Preferred Stock, Series A through E (collectively, "Preferred Stock") until midnight on Tuesday, April 9, 2013, and that it fixed the Exchange Ratio for the issuance of shares of Common Stock in exchange for shares of Preferred Stock at 3.57 shares of Common Stock for each share of each series of Preferred Stock (the "Exchange Ratio") validly tendered and not withdrawn that are accepted by the Corporation pursuant to the terms of the Exchange Offer based on an increase in the value of the Preferred Stock from $20 to $22 per share and the Volume Weighted Average Price determined on March 21 and announced on March 22, 2013 when the expiration date was supposed to be March 25, 2013, and to leave all of the other terms and conditions of the Exchange Offer unchanged.

A copy of the press release is incorporated herein by reference from Exhibit 99.1.

Loan Sale

On April 1, 2013, the Corporation issued a press release announcing that the Bank entered into three separate agreements relating to sales of an aggregate of $532 million of unpaid principal balance in commercial loans or $315 million of book value for a total price of $201 million, or 38 percent of unpaid principal balance.

A copy of the press release is incorporated herein by reference from Exhibit 99.2.

Safe Harbor

This Form 8-K may contain "forward-looking statements" concerning the Corporation’s future economic performance. The words or phrases "expect," "anticipate," "look forward," "should," "believes" and similar expressions are meant to identify "forward-looking statements." The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the following could cause actual results to differ materially from those expressed in, or implied by such forward-looking statements: uncertainty about whether the Corporation and FirstBank will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the "Federal Reserve") and the order dated June 2, 2010 that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions of the Commonwealth of Puerto Rico (the "FDIC Order") that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent, and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the FDIC Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the Federal Reserve to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs, and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in Puerto Rico, the U.S., and the U.S. Virgin Islands and British Virgin Islands, including the interest rate environment, market liquidity, housing absorption rates, real estate prices, and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources, and affect demand for all of the Corporation’s products and services and reduce the Corporation’s revenues, earnings, and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico, the current fiscal problems, and budget deficit of the Puerto Rico government and recent credit downgrades of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the U.S., and the U.S. and British Virgin Islands, which could affect the Corporation’s financial condition or performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty regarding the timing and final substance of any capital or liquidity standards, including the Final Basel III requirements and their implementation through rulemaking by the Federal Reserve, including anticipated requirements to hold higher levels of regulatory capital and liquidity and meet higher regulatory capital ratios as a result of Final Basel III or other capital or liquidity standards; uncertainty about the effectiveness of the various actions undertaken to stimulate the U.S. economy and stabilize the U.S. financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve, the FDIC, government-sponsored housing agencies, and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expenses; the risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition of acquisitions and disposition transactions; a need to recognize additional impairments on financial instruments, goodwill, or other intangible assets relating to acquisitions; the risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices, and cost of operations; general competitive factors and industry consolidation; and uncertainty as to whether the Bank will complete the sale of the additional $154 million of loans pursuant to the agreements announced on April 1, 2013. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit 99.1 Press Release dated March 26, 2013 – First BanCorp. Announces Extension of the Expiration Date and Increase in the Exchange Value for Preferred Stock Accepted in the Exchange Offer

Exhibit 99.2 Press Release dated April 1, 2013 – First BanCorp. Announces Agreements to Sell $532 million of Unpaid Principal Balance in Classified and Non-Performing Commercial Loans

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First BanCorp.

April 1, 2013	By:	/s/ Orlando Berges

Name: Orlando Berges
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 26, 2013 – First BanCorp. Announces Extension of the Expiration Date and Increase in the Exchange Value for Preferred Stock Accepted in the Exchange Offer
99.2	Press Release dated April 1, 2013 – First BanCorp. Announces Agreements to Sell $532 million of Unpaid Principal Balance in Classified and Non-Performing Commercial Loans